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                                                                    EXHIBIT 23.7


                      CONSENT OF INDEPENDENT ACCOUNTANTS



   We hereby consent to the incorporation by reference in the April 12, 1999 Registration Statement on Form S-3D of our report, dated January 29, 1998, relating to the consolidated financial statements of The Bank Holding Company and subsidiaries for the two years ended December 31, 1997, contained in the Annual Report on Form 10-K for the year ended December 31, 1998.


                                            /s/ Mauldin & Jenkins, LLC




Atlanta, Georgia
April 12, 1999